UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 25, 2015 (June 25, 2015)

Zep Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	01-33633	26-0783366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1310 Seaboard Industrial Boulevard, Atlanta, Georgia	30318-2825
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 352-1680

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submissions of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Zep Inc. (the “Company”) held on June 25, 2015, the stockholders approved the following proposals:

1.              Proposal to approve and adopt the Agreement and Plan of Merger, dated as of April 7, 2015 (as it may be amended from time to time, the “merger agreement”), by and among Zep Inc., NM Z Parent Inc., and NM Z Merger Sub Inc., and thereby approve the transactions contemplated by the merger agreement, including the merger of NM Z Merger Sub Inc. with and into Zep Inc. (the “merger”). The proposal was approved with a vote of 18,797,525 shares in favor, 78,350 shares against, 53,965 abstentions and no broker non-votes.

2.              Proposal to approve, on an advisory (non-binding) basis, compensation that will or may become payable to our named executive officers in connection with the merger. The proposal was approved with a vote of 11,236,815 shares in favor, 7,426,937 shares against, 266,088 abstentions and no broker non-votes.

3.              Proposal to adjourn the special meeting from time to time, if necessary or appropriate to, among other things, solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve and adopt the merger agreement. The proposal was approved with a vote of 17,728,624 shares in favor, 1,159,821 shares against, 41,395 abstentions and no broker non-votes; however, this proposal was not necessary following approval of the merger agreement proposal and the compensation proposal and was therefore not implemented.

As of the close of business on May 22, 2015, the record date for the special meeting, there were 23,305,951 shares of common stock outstanding and entitled to vote at the meeting. Each share of common stock was entitled to one vote per share. Stockholders owning a total of 18,929,840 of the Company’s shares of common stock voted at the special meeting, representing approximately 81.22% of the Company’s shares of common stock outstanding as of the record date for the special meeting.

Each proposal is described in detail in the Company’s definitive proxy statement, dated May 26, 2015, which was filed with the Securities and Exchange Commission on May 26, 2015, and first mailed to the Company’s stockholders on or about May 27, 2015. The approval and adoption of the merger agreement satisfies one of the closing conditions of the merger. The merger is expected to close on June 26, 2015, subject to the satisfaction or waiver of the remaining closing conditions.

Item 7.01.                                        Regulation FD Disclosure.

On June 25, 2015, the Company issued a press release announcing the approval of the merger agreement and the merger by the Company’s stockholders, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit 99.1                              Press release, dated June 25, 2015.

Cautionary Statement Regarding Forward-Looking Information

This Form 8-K contains, and other written or oral statements made by or on behalf of the Company may include, forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, we or our executive officers on our behalf, may from time to time make forward-looking statements in reports and other documents that are filed with the SEC or in connection with oral statements made to the press, potential investors or others. Specifically, forward-looking statements may include, but are not limited to, statements relating to our future economic performance, business prospects, revenue, income, and financial condition; and statements preceded by, followed by, or that include the words “expects,” “believes,” “intends,” “will,”

“anticipates,” and similar terms that relate to future events, performance, or our results. Examples of forward-looking statements in this filing include, but are not limited to, statements about the price, terms and closing date of the proposed transaction and statements regarding stockholder and regulatory approvals. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as management’s present expectations or projections. These risks and uncertainties include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the inability to complete the proposed merger due to the failure to satisfy any of the conditions of the proposed merger within the proposed timeframe or at all; (iii) the failure to obtain the necessary financing arrangements as set forth in the debt and equity commitment letters delivered pursuant to the merger agreement, or the failure of the proposed merger to close for any other reason; (iv) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the merger agreement; (vi) the risk that the pendency of the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed merger; (vii) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; and (viii) the amount of the costs, fees, expenses and charges related to the proposed merger. Consider these factors carefully in evaluating the forward-looking statements. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2014, which was filed with the SEC on November 12, 2014, under the heading “Item 1A. Risk Factors,” and in subsequently filed Forms 10-Q and 8-K. The forward-looking statements represent the Company’s views as of the date on which such statements were made and the Company undertakes no obligation to publicly update such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEP INC.

Date: June 25, 2015	By:	/s/ Jill A. Gilmer
Jill A. Gilmer
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release, dated June 25, 2015.